New Age Alpha Variable Funds Trust N-1A/A

Exhibit 99.(q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

The undersigned Trustee of the New Age Alpha Funds Trust and New Age Alpha Variable Funds Trust, each a Delaware statutory trust, hereby constitutes and appoints each of Michael Semack, Keith Kemp, and Brian Curley as attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Fund’s registration statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, and any and all state and federal securities filings, including Form 8-A under the Securities Exchange Act of 1934, as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Fund (including, without limitation, regulatory authorities in any and all states in which shares of the Fund are sold), any such amendment or registration statement and any and all supplements thereto, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Fund, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of May, 2024.

/s/ Richard Butt
Richard Butt

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

The undersigned Trustee of the New Age Alpha Funds Trust and New Age Alpha Variable Funds Trust, each a Delaware statutory trust, hereby constitutes and appoints each of Michael Semack, Keith Kemp, and Brian Curley as attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Fund’s registration statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, and any and all state and federal securities filings, including Form 8-A under the Securities Exchange Act of 1934, as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Fund (including, without limitation, regulatory authorities in any and all states in which shares of the Fund are sold), any such amendment or registration statement and any and all supplements thereto, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Fund, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of May, 2024.

/s/ Colin Devine
Colin Devine

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

The undersigned Trustee of the New Age Alpha Funds Trust and New Age Alpha Variable Funds Trust, each a Delaware statutory trust, hereby constitutes and appoints each of Michael Semack, Keith Kemp, and Brian Curley as attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Fund’s registration statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, and any and all state and federal securities filings, including Form 8-A under the Securities Exchange Act of 1934, as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Fund (including, without limitation, regulatory authorities in any and all states in which shares of the Fund are sold), any such amendment or registration statement and any and all supplements thereto, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Fund, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of May, 2024.

/s/ Jeremy May
Jeremy May